GARTMORE MUTUAL FUNDS

Gartmore Nationwide Fund
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Small Cap Fund

Supplement dated October 1, 2004 to
Prospectus dated March 1, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectuses.

Effective September 30, 2004, the disclosure with respect to the portfolio managers for the Gartmore Nationwide Fund in the "Portfolio Managers - Gartmore Nationwide Fund" subsection of the "Investment Adviser" section of the above-referenced Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers - Gartmore Nationwide Fund

Gary D. Haubold and William H. Miller are co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund and selection of the Fund’s investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. From 1997 to 2000, he was the senior portfolio manager on several small-, mid- and large cap value funds at Pilgrim Baxter and Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrerd, which is now part of Morgan Stanley Asset Management.

Mr. Miller has co-managed the Fund since September 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999) and Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE.